EXHIBIT 10.2

             AMENDMENT NO. 3 TO NOTE AND WARRANT PURCHASE AGREEMENT

                  This AMENDMENT is dated as of March 1, 1996 by and between THE NEW WORLD POWER CORPORATION, a Delaware corporation (the "Company"), and the Purchaser listed on the signature page of this Amendment (the "Purchaser"), and it amends the Note and Warrant Purchase Agreement, dated as of August 15, 1995, amended by Amendment No. 1 to Note and Warrant Purchase Agreement, dated as of October 13, 1995, by and between the Company and the Purchaser, and by Amendment No. 2 to Note and Warrant Purchase Agreement ("Amendment No. 2"), dated as of February 29, 1996, by and between the Company and the Purchaser (collectively, the "Purchase Agreement"). All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

                              W I T N E S S E T H:

                  WHEREAS, the Company and the Purchaser are parties to the Purchase Agreement;

                  WHEREAS, the Purchaser and the Company wish to amend the Purchase Agreement as provided herein;

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1. The second sentence of Section 5(b) of Amendment No. 2 is hereby amended to read as follows:

                  "The Company shall deposit into the Sinking Fund (i) 100% of the net proceeds from the sale by the Company of those assets set forth as items 1 to 3 and item 7 on Schedule 1 and (ii) 50% of the net proceeds from the sale by the Company of those assets set forth as items 4 to 6 and item 8 on Schedule 1."

                  2.  The definition of "Minimum Conversion Price" in
Section 6(c)(ii)(C) of Amendment No. 2 is hereby amended to be "$.75", rather than "$1.00."

                  3. Section 6(d) of Amendment No. 2 is hereby amended by replacing "July 1, 1996" in the first sentence thereof with "September 30, 1996."

                  4. Section 8(b) of Amendment No. 2 is hereby amended to read in its entirety as follows:

                  "(b) Simultaneously with such termination, the Escrowed Funds shall be deposited with the New Escrow Agent and shall be held, paid and/or distributed in accordance with the terms of the New Escrow Agreement, and the Escrowed Shares shall be deposited with the Pledge Agreement Agent and shall be held, paid and/or distributed in accordance with the terms of the Pledge Agreement Amendment."

                  5. Section 8.2(b)(iii) of the Purchase Agreement is hereby amended by adding a provision at the end thereof as follows:

                  "provided that, notwithstanding the foregoing, the financial statements for the year ended December 31, 1995 shall be delivered on or before June 30, 1996;"

                  6. Section 8.17 of the Purchase Agreement is hereby amended by deleting the first sentence thereof in its entirety.

                  7. Section 9.15 of the Purchase Agreement is hereby amended by adding the following to the end of such Section:

                  ", other than the Amended and Restated By-Laws of the Company adopted by the Board of Directors of the Company, effective March 28, 1996."

                  8. The text of Section 14(a)(viii) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

                  "The Sundial International Fund Limited ("Sundial") makes any demand for payment under the Amended and Restated Continuing Guarantee, dated as of March 1, 1996, from The New World Power Company Limited, a subsidiary of the Company organized under the laws of England and Wales, to Sundial;"

                  9. The Purchaser hereby agrees to the modification of the terms of the indebtedness due and owing to Sundial pursuant to the terms of the Forbearance, Warrant Exchange, Note Conversion and Amendatory Agreement dated as of March 1, 1996 among The Sundial International Fund Limited, the Company, The New World Power Company Limited and Wolverine Power Corporation, and consents to the execution, delivery and performance by the parties thereto to the Forbearance Agreement and the other "Transaction Documents" referred to therein.

                  10. Attached as Schedule A hereto is a schedule of all payments to be made by the Company for the period from May 15, 1996 to July 31, 1996. The Purchaser hereby directs the Pledge Agreement Agent to sign and deliver to Chemical Bank, as the New Escrow Agent under the New Escrow Agreement, the Distribution Letter attached hereto as Schedule B (the "Escrow Distribution Letter"). The Company shall use the amounts distributed to it pursuant to the Escrow Distribution Letter to make the payments listed on Schedule A. Upon making each payment listed on Schedule A, the Company shall provide the Purchaser with a copy of the check accompanied by a certificate, signed by the chief financial officer or the President of the Company, certifying that the Company has made the payment and that it has not made any payments since May 15, 1996 that are not listed on Schedule A or are in excess of the individual amounts listed on Schedule A. Any payment by the Company of any amount not shown on Schedule A or in excess of the amount shown for that payment on Schedule A shall be an Event of Default under Section 14(a)(ii) of the Purchase Agreement.

                  11. In the event the Company or any of its subsidiaries sells assets other than in the ordinary course of business and (i) such assets are not subject to any lien or other encumbrance and (ii) the Company or such subsidiary is not required to deposit the proceeds from such asset sales in a sinking fund or to otherwise segregate such proceeds or apply them to the repayment of debt, the Company shall notify the Purchasers and the Pledge Agreement Agent of the sale and of the receipt of cash proceeds therefrom in writing at least three (3) Business Days prior to the closing of such sale transaction and to the receipt of any cash sale proceeds therefrom. Such notice shall include a description of the terms of the sale, the amount and type of sale proceeds to be received and the timing of receipt of such proceeds and an itemization of the fees and expenses incurred by the Company and such subsidiary in connection with such sale. Any such cash sale proceeds, less the Company's and such subsidiary's reasonable fees and expenses of such sale, shall reduce the amounts payable to the Company from the Working Capital Fund (as defined in the New Escrow Agreement) pursuant to the Escrow Distribution Letter on a dollar for dollar basis. Any such reduction shall be applied to the next payment or payments, as necessary, to be made pursuant to the Escrow Distribution Letter. These funds will then be made available after July 31, 1996 for working capital purposes at the discretion of the Pledge Agreement Agent until December 31, 1996. The release of these funds to the Company by the Pledge Agreement Agent will not be unreasonably withheld. Upon receipt of notice from the Company of any such sale or of the receipt of any cash sale proceeds, the Pledge Agreement Agent shall instruct the New Escrow Agent to withhold amounts otherwise payable pursuant to the Escrow Distribution Letter equal to the amount of proceeds from such sale. Any failure of the Company to give notice as required by this paragraph shall be an Event of Default under Section 14(a)(ii) of the Purchase Agreement.

                  12. Pursuant to the Amended and Restated Charge over Shares, dated as of March 1, 1996, among New World Power Limited, Sundial and Oakes, Fitzwilliams & Co. Limited, Sundial holds a charge over 700,000 ordinary shares of the share capital of Renewable Energy Ireland Limited. In the event Sundial takes any action to enforce its rights with respect to such charge, any proceeds from such action shall, after payment in full of the obligations owed to Sundial, be paid into the Sinking Fund held by the New Escrow Agent in accordance with the terms of the New Escrow Agreement for the benefit of the Purchasers to the extent the obligations under the Purchase Agreement are still outstanding. The Company shall promptly pay, or cause to be paid, to the Pledge Agreement Agent any such proceeds which are in excess of the obligations owed to Sundial.

                  13. Notwithstanding the provisions of Section 12 of the Purchase Agreement, the Purchasers hereby agree that the Majority Noteholders may, without the consent of the other Purchasers, agree to any amendment or change to (i) the provisions of Section 5 of Amendment No. 2 relating to Partial Redemption Offers and (ii) the provisions of Section 6(d) of Amendment No. 2.

                  14. Except as specifically amended by this Amendment, the Purchase Agreement shall remain in full force and effect as originally executed and amended. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute one and the same instrument, and all signatures need not appear on any counterpart. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Note and Warrant Purchase Agreement to be duly executed as of the date first written above.

                                        THE NEW WORLD POWER CORPORATION


                                        By: /s/
                                           ------------------------
                                            Name:
                                            Title:


                                        UVCC FUND II

                                        By:  Arete Ventures, Inc.


                                        By: /s/ Robert W. Shaw
                                            ------------------
                                            Name:  Robert W. Shaw
                                            Title: President

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Note and Warrant Purchase Agreement to be duly executed as of the date first written above.

                                        THE NEW WORLD POWER CORPORATION


                                        By: /s/
                                           ------------------------
                                               Name:
                                               Title:


                                        UTECH CLIMATE CHALLENGE FUND, L.P.

                                        By:  Arete Ventures, Inc.


                                        By: /s/ Robert W. Shaw
                                            ----------------------
                                            Name:  Robert W. Shaw
                                            Title: President

                                        FFF AMERICAN FLEDGELING FUND


                                        By: /s/
                                           ------------------------
                                               Name:
                                               Title:

                                        FFF DISCOVERY US DISCOVERY FUND


                                        By: /s/
                                           ------------------------
                                               Name:
                                               Title:

                                        FLEMING AMERICAN INVESTMENT TRUST PLC


                                        By: /s/
                                           ------------------------
                                               Name:
                                               Title:

                                        S&P AMERICAN SMALLER COMPANIES FUND


                                        By: /s/
                                           ------------------------
                                               Name:
                                               Title:

                                        FLEMING US DISCOVERY FUND (II)


                                        By: /s/
                                           ------------------------
                                               Name:
                                               Title:

                                        FLEMING OVERSEAS INVESTMENT TRUST PLC



                                        By: /s/
                                           ------------------------
                                               Name:
                                               Title:

                                        NCL INVESTMENT LTD.



                                        By: /s/
                                           ------------------------
                                               Name:
                                               Title:

                                        NIPPON CREDIT GARTMORE A/C YASUDA BO72


                                        By: /s/
                                           ------------------------
                                               Name:
                                               Title:

                                        OAKES, FITZWILLIAMS & CO., LIMITED
                                        A/C CLIENT


                                        By: /s/
                                           ------------------------
                                               Name:
                                               Title:

                                        OAKES, FITZWILLIAMS & CO., S.A.


                                        By: /s/
                                           ------------------------
                                               Name:
                                               Title:

                                        /s/ C.M.V. Jones
                                        ----------------
                                            C.M.V. Jones

                                        /s/ David Edwards
                                        -----------------
                                            David Edwards


                                      -18-